Company Overview Pareto Oil & Offshore Conference Quintin Kneen President, Chief Executive Officer and Director September 12, 2019

FORWARD-LOOKING STATEMENTS In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Tidewater Inc. (the “Company”) notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation; the risk that the cost savings and any other synergies from the merger with GulfMark Offshore, Inc. (the “merger”) may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; the possibility of litigation (related to the merger); the diversion of management’s time from day-to-day operations by the merger; incurrence of substantial transaction-related costs associated with the merger; new accounting policies and our consolidation activities; volatility in worldwide energy demand and oil and gas prices, and continuing depressed levels of oil and gas prices without a clear indication of if, or when, prices will recover to a level to support renewed offshore exploration activities; fleet additions by competitors and industry overcapacity; our limited capital resources available to replenish our asset base, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and the industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel construction and maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; the risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; the effects of asserted and unasserted claims and the extent of available insurance coverage; and the resolution of pending legal proceedings. Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Tidewater Overview TDW $15.19 Market Cap $632 million Based on 41.6 million shares and $0.001 warrants As of September 5, 2019 market close Founded 1955 Created the industry’s first Offshore Support Vessel Cash & Equiv $383 million Net Debt $52 million Vessel Fleet 223 Distributed across the globe, supporting all water depths Average Active Fleet Age 9.4 Years As of June 30, 2019 Debt Maturities ~$350 million senior secured notes due 2022 ~$85 million export credit backed debt amortizes over ~10 yrs. As of June 30, 2019 Average Fleet Age 10.1 Years Active Fleet 163 ~211,000 90 day avg trading volume Employees 5,500 globally Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Peer Market Cap & Price Comparison Source: FactSet, NYSE, Oslo Bors and Company filings as of September 5, 2019 Note: Tidewater market cap based on common stock + Jones Act Warrants for total share count of 41.6 million * YTD 2019 as of September 5, 2019 market close Net Capitalization Equity Market Cap % of Net Capitalization Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Source: IHS Petrodata (Aug 2019), Tidewater, company disclosures Vessel Count (AHTS & PSVs) as of June 30, 2019 All Others (~2,400 total vessels for 500+ owners) 223 Total Fleet Incl. All Vessel Types 198 OSVs The Largest OSV Owner Globally 1,200 Est. global stacked/idle fleet ~67% out of service for >2 years ~440 >15 years old and laid up >2 years Active Cold Stacked Idle Total PSV 1,048 481 86 1,615 AHTS 1,111 468 187 1,766 Total 2,159 949 273 3,381 Global Industry Supply Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Note: Figures represent Tidewater active vessel fleet at June 30, 2019 Headquarters Area Operations Deepwater Towing/Supply Other The Most Geographically-Diverse OSV Operator Avg. Active Fleet Age 9.4 Years Active Fleet 163 Vessels Utilization 82.3% Utilization 76.0% Utilization 74.7% Active Utilization 79.3% Americas 38 North Sea & Mediterranean Sea 34 Utilization 86.5% Middle East & Asia Pacific 41 West Africa 50 15 13 3 7 12 13 11 19 20 33 8 9 Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Industry Demand Fundamentals Improving… Incremental drilling activity is the most visible demand driver that requires incremental vessel activity, particularly high specification PSV’s Drilling activity bottomed in 2017 and is anticipated to continue to improve Source: Arctic Securities, Tidewater (August 2019) +28% +11% Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Production Support is an Important, Growing Source of Demand In general, production support represents 45-55% of the demand for OSV’s OSV intensity for production likely to increase due to complexity of field developments and distance from shore Source: Arctic Securities, Tidewater (August 2019) Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Industry Supply Dynamics Also Improving Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc Global OSV Fleet Active (2,159) Stacked & Idle (1,222) Newbuilds (194) Continued Supply Attrition Active fleet attrition due to maintenance costs Newbuilds will not all deliver Actual Supply Relevant active supply

Mandatory Maintenance Cycles Become Catalyst to Stack Source: IHS Markit, Tidewater (August 2019) 1st Special 2nd Special 3rd Special 4th Special Special Survey due in 2019 Special Survey due in 2020 Special surveys are required every 5 years and often coincide with costly maintenance cycles Costs increase with age due to technical obsolescence and likely increase in required overhauls 450 active (plus 204 stacked) vessels should be due for a class certification (DNV, ABS, BV, etc) in 2019 An additional 448 active (plus 146 stacked) vessels are due in 2020 Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Vessel Demolitions Outpacing Newbuild Deliveries Source: IHS Markit, Tidewater (August 2019) OSV Demolitions, Conversions & Removals from Service 38 OSVs sold or recycled by Tidewater in 2018 (18 recycled) 35 Tidewater vessels sold (10) or recycled (25) as of June 2019 (out of 40 targeted by year end) 217 OSVs sold or recycled by Tidewater 2012 - 2018 (85 recycled) OSV Newbuild Deliveries (actual) -36 -53 -35 -124 Net OSV supply since 2017 (deliveries less removals from service) 127 Newbuilds delivered since 2017 Net of Demolitions and Deliveries Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

More Demolitions Likely; Newbuilds Unlikely to Deliver Source: Arctic Securities, IHS Markit, Tidewater (August 2019) 60% low specification 91% built in China, India or other shipyards 5.6 Average number of years under construction (2-3 years normally) $+ Price expectations for newbuilds assumes near term recovery 194 Vessels under construction OSV Newbuild Deliveries Demolition Candidates +85% Under construction for more than 4 years Stacked since Before 2015 2016 2017 2018 2019 Age 20+ 121 75 72 60 62 16 16-20 8 29 33 31 44 22 11-15 8 42 51 41 105 66 6-10 3 42 102 54 92 98 0-5 3 7 15 7 28 53 Sum red: 451 Sum orange: 399 850 Demolition candidates due to age and length of time stacked Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

High Specification PSVs Leading the Recovery Source: Clarksons Research Services Ltd. Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

High-Spec OSV Rates are Rising Source: Clarksons Platou Offshore, Tidewater (August 2019) U.S. Gulf of Mexico: Large PSVs West Africa: Large PSVs North Sea: Large PSVs Middle East: Mid-sized PSVs +49% +127% +44% +68% Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Revenue Backlog and Visibility Balancing cash flow visibility with the ability to re-price contracts into an improving market Secured contracts into 2025 for lower specification vessels, despite customer tendency to contract shorter term Significant optionality remains for the highest specification vessels by contracting shorter term Average contracted day rate is almost 8% higher in 2020 than what remains contracted in 2019 Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc Note: Assumes active fleet as of June 30, 2019 (163 vessels)

Disciplined Capital Deployment: 2nd Half 2019 Dockings Deepwater Towing Supply Count Total Cost Contracted Backlog Average Dry Dock Payback 33 dry docks $35.7m total cost $201m contracted revenue 254 days avg. payback Remaining (second half) 2019 dry docks supported by firm, multi-year contract backlog On-contract vessel operating margin of approximately 45% for these vessels Willing to aggressively stack vessels without visible demand Note: Includes 2 deepwater PSVs currently anticipated to be contracted and subsequently dry docked. Contracted backlog as of July 2019. Margin assumes 100% on-contract utilization. Estimated Contract Margin $90.1m Contract margin Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

2019 Vessel Reactivations Avg. Cost for Reactivation per Vessel $1.8 million Approx. Associated Backlog (excl. options) $147 million Approx. Term (excl. options) 36 vessel years 12 Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc 2 Vessels scheduled to complete reactivation and begin contracts in Q3 8 Vessels operational and on contract 2 New reactivations against 5 year contracts

High Grading the Fleet for Best Opportunities

Combined Fleet at Merger with GulfMark
(273 total vessels/173 active vessels)


Stacked: Other, 13
Stacked: TSS, 46
Active: DW, 96
Stacked: DW, 41
Active: TSS, 56
Active: Other, 21

12 reactivations (avg DWT 3,100t)

2 acquired (avg DWT 3,850t)

52 disposals (avg DWT <1,800t)

14 new stackings (avg DWT <2,150t)

Current Fleet (June 30, 2019)
(223 total vessels/163 active vessels)


Stacked: Other, 8
Stacked: TSS, 19
Stacked: DW, 33
Active: DW, 99
Active: Other, 17
Active: TSS, 47

- Deadweight (DWT) is a measure of vessel size
- Fleet reductions have been to smaller, less capable vessels
- Reactivating larger vessels with higher margin potential
- Anticipated 2nd half 2019 fleet reductions to primarily include smaller vessels with limited contract visibility

Note: Of the 52 disposals, 10 were active vessels at time of merger.

TIDEWATER
Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc
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Improved Identification of Cost Synergies Pro Forma G&A Profile 7 June 2018 Pro Forma G&A Profile Today Integration progressing extremely well with run-rate annual G&A expected to now approximate $87 million by year end 2019 Target run-rate G&A now below Tidewater’s stand alone Q3 2018 run-rate G&A synergies now approximate 140% of GulfMark’s standalone run rate Continue to evaluate further opportunities for synergies Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

G&A Cost Trends Strong focus on becoming the most cost efficient OSV operator Reducing G&A spend without compromising our core values of safety, compliance and service is differentiating Developing a truly scalable platform Substantial majority of incremental activity and increases in day rate fall to the bottom line Top 5 standalone, publicly traded OSV peers Vessel days associated with crew transportation vessels adjusted to normalize for scale based on average day rates $686 reduction in cost per active day $554 better than average peer $2,092 Average Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Strategic Priorities Leadership in safety, compliance and operational excellence Protect and preserve strong liquidity position Efficient and complete realization of merger-related synergies and continued process improvement to expand margins Rationalization of fleet and cost structure to provide scope for margin expansion in the upturn Focused on organic growth opportunities via vessel reactivations and additional M&A that provide strong ROIC and visible cash flow generation Evolve the company’s corporate governance initiatives Deliver best-in-class shareholder returns Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Why you should own Tidewater A truly investable name in the offshore sector Operational Excellence Leading OSV Fleet Financial Strength An industry leader in safe operations The broadest operating footprint; leveraged to existing and developing markets Strong relationships with IOCs, NOCs and independents, globally Strong balance sheet with low leverage FCF neutral to positive in 2019 Capital disciplined and prepared to fund vessel reactivations only if economics justify investment Positioned for ROIC growth through additional asset and corporate M&A The largest OSV fleet in the world, diversified to support any water depth Young, modern fleet with high-specification tonnage prepared for reactivation Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Appendix I – Reference

0.14 10 year average Safety Leadership Remains a First Priority Total Recordable Incident Rates 2007-2018 (per 200,000 Man Hours) TRIR = Sum of LTAs and Recordables x 200,000 divided by Man Hours Worked 0.0 1.0 0.5 0.0 1.0 0.5 0.12 2018 Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Board of Directors



Tom R. Bates, Jr.
Chairman,
Tidewater Inc.



Alan Carr
CEO, Drivetrain



Randee E. Day
CEO,
Goldin Maritime



Dick Fagerstal
Chairman & CEO
Global Marine Holdings



Steven L. Newman
Former CEO,
Transocean Ltd.



Louis Raspino
Former CEO,
Pride International



Larry T. Rigdon
Former Interim President & CEO,
Tidewater Inc.



Quintin V. Kneen
President & CEO,
Tidewater Inc.



Robert P. Tamburrino
Former Chief Restructuring Officer
Vantage Drilling



Ken Traub
Former Managing Partner,
Raging Capital

Legacy Tidewater board member
GulfMark nominated board member

Board composition & size

- Six directors, selected by the company's former creditors, were appointed immediately following restructuring in 2017. Tidewater named Quintin V Kneen as President & CEO in September 2019
- An increase of the board size from seven to ten members to include three members from the previous GulfMark board was contractually agreed as part of the merger agreement until the company's 2020 annual meeting
- In advance of the 2020 annual meeting, the Board will undertake a review of the Board's size and composition in light of Tidewater's current size and scope of operations, with a focus on reducing the overall size of the Board while maintaining an optimal mix of skills and backgrounds, including a focus on diversity

Stock ownership by directors

- Tidewater's non-employee directors are currently subject to stock ownership guidelines requiring each director to own and hold Tidewater stock worth five times his or her annual cash retainer by the fifth anniversary of his or her appointment
- During the first open trading window following the company's 2019 annual meeting, directors purchased more than 36,000 shares

For additional information on the company board of directors, please visit www.tdw.com/about-tidewater/board-of-directors/

TIDEWATER
Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc
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Executive Management Team For additional information on the company executive management, please visit www.tdw.com/about-tidewater/corporate-officers/ Management incentive plan updates Ensuring that the company’s executive compensation program continues to evolve in alignment with its strategic objectives, on April 15, 2019 the Compensation Committee implemented an annual long-term incentive (“LTI”) program for executive officers A majority of each 2019 LTI grant (60% for our CEO and 50% for each other executive officer) consists of performance-based restricted stock units (“RSUs”), with vesting contingent upon two equally-weighted metrics that are important to our business and our stockholders (relative total shareholder return and return on invested capital), each measured over a three-year period The Compensation Committee also revamped the company’s short-term incentive (“STI”) program for 2019 such that 80% of each executive officer’s target bonus will be tied to the achievement of specific operational or safety metrics These metrics include: a G&A target (25% of total target), a Dry Dock budget target (25% of total target), a vessel operating margin target (20% of total target), and a safety target (10% of total target) Jeff A. Gorski EVP & Chief Operating Officer Bruce D. Lundstrom EVP, General Counsel & Secretary Quintin V. Kneen President, CEO & Director Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Vessel Utilization Trends Incrementally Improving Tidewater Fleet Utilization 2014 to Q2 2019 79.3% 57.0% Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Vessel Average Day Rates Stable Average Day Rates by Vessel Class 2014 to Q2 2019 Notes: GulfMark fleet included as of Nov 15, 2018 Spike in Q1 2017 average deepwater rates due to lump sum early contract termination payment Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Fleet Valuation Vessel Net Book Value as of June 30, 2019 Vessel Class  Vessel Count   NBV (in millions)   Avg Age (years)   Avg NBV/Vessel (in millions) Deepwater Vessels PSV's > 3,800 DWT 57 $ 533.1 7.6 $ 9.4 PSV's < 3,801 DWT 55 $ 245.4 11.1 $ 4.5 Deepwater AHTS's 19 $ 65.3 11.2 $ 3.4 131 $ 843.9 9.5 $ 6.4 Towing Supply Vessels 67 $ 180.8 10.5 $ 2.7 Other Vessels 25 $ 7.3 12.2 $ 0.3 Total Vessels 223 $ 1,032.0 10.1 $ 4.6 Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Oil Companies are Generating Record Cash Flow Top 30 E&P's with offshore output - FCF (pre & post dividends) vs capex* Source: Bloomberg, Clarksons Platou Securities AS *All metrics are trailing 12 months Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

Current Oil Prices are (so far) Still Economic for Offshore Projects

Breakeven oil prices of discovered but undeveloped offshore resources


30
25
20
15
10
5
0
billion bbls
100%
80%
60%
40%
20%
0%
% of total discoverd resources
18%
28%
36%
51%
67%
80%
89%
98%
99%
100%
100%
100%
100%
100%
100%
100%
>30
30-35
35-40
40-45
45-50
50-55
55-60
60-65
65-70
70-75
75-80
80-85
85-90
90-95
95-100
>100
Discovered resources (bbl)
% of Discovered Resources (cumulative)

Perspectives

- Nearly all offshore oil makes sense near current prices after fall in marginal production costs
- Here we look at discovered but undeveloped resources, i.e. the inventory of possible development projects
- 89% of discovered resources breakeven or better with 10% return below $60/bbl
- >50% breakeven or better with 10% return below $50/bbl

Source: Rystad Energy, Clarksons Platou Securities AS

TIDEWATER

Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

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Working Rig Count is Improving Incremental OSV demand and utilization improvements will be partially driven by an increase in the working rig count Jackup utilization continues to gradually improve Floater utilization anticipated to improve through 2019 and into 2020 456 Total working rigs as of August 2019 128 328 Source: Arctic Securities +13% from December 2017 trough Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

The North Sea – More Activity & Demand Improvements Source: Clarksons Platou Securities Rigs Utilization North Sea PSV Utilization by Size April 2019 …as long as reactivations are limited this season North Sea Contracted Floating Rigs 2014 to 2019 Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

West African Rig Count Driving OSV Demand Rigs Utilization Vessels Source: Clarksons Platou Securities Active PSVs and Total Utilization 2014 to 2019 West Africa Rig Count by Type 2014 to 2019 Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc

OSV Second Hand Prices Appear to have Bottomed

…but transactions have been limited


PSV Resale Prices
as January 2019
80
70
60
50
40
30
20
10
0
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
PSV Resale, Medium, 700 m2 deck
PSV Resale, Medium, 800 m2 deck
PSV Resale, Large, 1,000 m2 deck


PSV Newbuilding Prices
as January 2019
80
70
60
50
40
30
20
10
0
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
PSV 3,200 dwt, European Yard, 500-750 m2 deck
PSV 4,500 dwt, European Yard, >900 m2 deck

Source: Clarksons Platou

TIDEWATER
Pareto Oil & Offshore Conference | Sept 2019 | ©Tidewater Inc
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